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                       NEW ENGLAND LIFE INSURANCE COMPANY

                   NEW ENGLAND VARIABLE LIFE SEPARATE ACCOUNT

                             AMERICAN GATEWAY SERIES

            MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                          SUPPLEMENT DATED MAY 1, 2009
                                       TO
                 PROSPECTUS DATED MAY 1, 2000 (AS SUPPLEMENTED)

This supplement updates certain information to the prospectus referenced above. You should read and retain this supplement.

1.   SUBADVISER AND NAME CHANGES

     Effective May 1, 2009, Harris Associates L.P., the subadviser to the Harris Oakmark Focused Value Portfolio of the Metropolitan Series Fund, Inc., was replaced by Artisan Partners Limited Parnership. The Harris Oakmark Focused Value Portfolio was renamed the Met/Artisan Mid Cap Value Portfolio.

     Effective May 1, 2009, Julius Baer Investment Management LLC, the subadviser to the Julius Baer International Stock Portfolio of the Metropolitan Series Fund, Inc., was replaced by Artio International Stock Portfolio. The Julius Baer International Stock Portfolio was renamed the Artio International Stock Portfolio.

2.   NAME CHANGE

     Effective May 1, 2009, Loomis Sayles Small Cap Portfolio of the Metropolitan Series Fund, Inc. changed its name to Loomis Sayles Small Cap Core Portfolio.

3.   GLOSSARY

     GOOD ORDER. A request or transaction generally is considered in "good order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in good order. If you have any questions, you should contact us or your sales representative before submitting the form or request.

4.   POLICY CHARGES

     Certain Eligible Funds may impose a redemption fee in the future. More detail concerning each Eligible Fund's fees and expenses is contained in the prospectus for each Portfolio.

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5.   PAYMENT OF DEATH BENEFIT PROCEEDS

          Unless otherwise requested, the Policy's death proceeds may be paid to your beneficiary through an account called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has complete access to the proceeds, with unlimited check writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate. You may also elect to have any Policy surrender proceeds paid into a Total Control Account established for you.

          Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

6.   FINANCIAL INDUSTRY REGULATORY AUTHORITY (FINRA)

     FINRA maintains a Public Disclosure Program for investors. A brochure that includes information describing the Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org.
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THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

501 Boylston Street                                    Telephone: (800) 334-4456
Boston, MA 02116

                                                                SUPP - GTWY-2009